UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2005

NEW MORNING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-29260
(Commission File Number)

86-1040643

(IRS Employer Identification Number)


6100 Neil Road
Reno, Nevada 89511
(Address of principal executive offices)

832-225-1372
(Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 30, 2005, Thomas L. Crom, III of Payson, Arizona and Philip Pong
Fai Toy of Vancouver, British Columbia resigned from the Board of Directors of New Morning Corporation (hereinafter the Company). Thomas L. Crom,
III also resigned from all official positions with the Company, including, but not limited to, Chief Financial Officer, Chief Accounting Officer and Corporate Secretary. Both Mr. Crom and Mr. Toy have provided experience and leadership to the Company and they have decided to pursue other opportunities. The Board of Directors has accepted Mr. Croms and Mr. Toys resignations.
There were disagreements between these former directors and the Company.
The comments of Mr. Crom and Mr. Toy have been appended. The Company does not agree with the appended comments of Mr. Crom and Mr. Toy. The Company believes that Mr. Crom and Mr.Toy were not successful in their appointed role to find financing for the Company. The Company also did not believe that any of the financings proposed by Mr. Crom or Mr. Toy would have been successful. The Company also disagreed with Mr. Croms inability to keep the Companys Securities & Exchange Commission (SEC) filings up-to-date as a fully reporting public company on the Over-The-Counter Bulletin Board. The Company is in the process of filing all SEC reports that have not been filed by Mr. Crom to bring the Company in compliance, which Mr. Crom failed to do. Based upon these areas of concern with Mr. Croms and Mr. Toys performance, Mr. Guo believed that a change in Senior Management was required. Mr. Crom and Mr. Toy did not agree; however, they did ultimately choose to resign.

On March 31, 2005, the Board of Directors held a special meeting of the Board of Directors and:
1. Appointed Mr. Charles R. Shirley to the Board of Directors and to the official positions of Executive Vice President and Corporate Secretary.
2. Appointed Mr. Christopher J. Bass to the official position of Chief Operating Officer and Treasurer.
3. Appointed Mr. Randy R. Mullins to the official position of Chief Financial Officer.
4. Appointed John D. Briner to the official position of General Counsel.
5. Accepted the resignations of Mr. Thomas L. Crom, III and Mr. Phillip Toy.

Item 9.01. Financial Statements and Exhibits.

Exhibits:

Regulation
S-B Number	Document

      17	Thomas L. Croms and Philip Toys Resignation Letter and Final
                Comments

      99.1	Press Release dated April 6, 2005

      99.2      Comments of Resigning Directors Crom and Toy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2005
NEW MORNING CORPORATION
By: /s/ Charles R. Shirley
Name: Charles R. Shirley
Title: Executive Vice President, Director, and Corporate Secretary